COMMON STOCK

PW 0185

COMMON STOCK

PRIMO WATER CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 74165N 10 5

THIS CERTIFICATE IS TRANSFERABLE
IN SOUTH SAINT PAUL, MN

SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE OF ONE-TENTH OF ONE CENT ($0.001) EACH OF

PRIMO WATER CORPORATION

(hereinafter called the "Corporation") transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the [redacted] Amended and Restated Certificate of Incorporation and the [redacted] Bylaws of the Corporation as from time to time amended (copies of which are on file with the Corporation) to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

Dated:

CHIEF FINANCIAL OFFICER AND SECRETARY

PRIMO WATER CORPORATION
CORPORATE
SEAL
2004
DELAWARE

CHAIRMAN, CHIEF EXECUTIVE OFFICER AND PRESIDENT

COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK, N.A.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

PRIMO WATER CORPORATION

The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative participating, optional, or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act________
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

____

____

____ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ____________________

____
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED: ______________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.